TURNER FUNDS

                   Penn Capital Strategic High Yield Bond Fund

                         Supplement dated April 26, 2002
                    to the Prospectus dated January 31, 2002

     This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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           The following disclosure is hereby added to the Prospectus:


The investment advisory agreement between the Turner Funds, on behalf of the Penn Capital Strategic High Yield Fund (the "Fund"), and Penn Capital Management Company, Inc., will expire by its terms at the close of business on April 30, 2002. The Board of Trustees of the Fund is scheduled to hold a special Board meeting on April 30, 2002, to consider a temporary appointment of Turner Investment Partners, Inc. as the Fund's new adviser, pending shareholder approval.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


PEN-FS-011-01